                                                                      Exhibit 1


                                1,500,000 Shares

                           COLONIAL PROPERTIES TRUST
                   (an Alabama Real Estate Investment Trust)

                      Common Shares of Beneficial Interest
                           (par value $.01 per share)

                             UNDERWRITING AGREEMENT
                             ----------------------


                                                                January 27, 1997



LEHMAN BROTHERS INC.
3 World Financial Center
New York, New York  10285

Dear Ladies and Gentlemen:

     Colonial Properties Trust, a real estate investment trust organized under the laws of the State of Alabama (the "Company"), proposes to sell an aggregate of 1,500,000 shares (the "Firm Shares") of the Company's common shares of beneficial interest, $.01 par value per share (the "Common Shares"), to you (hereinafter the "Underwriter"). The Company also has agreed to grant to the Underwriter an option (the "Option") to purchase up to an additional 225,000 Common Shares (the "Option Shares") on the terms and for the purposes set forth in Section 2 hereof. The Firm Shares and the Option Shares are hereinafter collectively referred to as the "Shares."

     The public offering price per share for the Shares and the purchase price per share for the Shares to be paid by the Underwriter shall be agreed upon by the Company and the Underwriter, and such agreement shall be set forth in a separate written instrument substantially in the form of Schedule I hereto (the
                                                         ----------
"Price Determination Agreement"). The Price Determination Agreement may take the form of an exchange of any standard form of written telecommunication among the Company and the Underwriter and shall specify such applicable information as is indicated in Schedule I hereto. The offering of the Shares will be governed
                ----------
by this Agreement, as supplemented by the Price Determination Agreement. From and after the date of the execution and delivery of the Price Determination Agreement, this Agreement shall be deemed to incorporate, and, unless the context otherwise indicates, all references contained herein to "this Agreement" and to the phrase "herein" shall be deemed to include, the Price Determination Agreement.

     1. Representations, Warranties and Agreements of the Company. The Company represents, warrants and agrees as follows:

         (a) The Company meets the requirements for use of Form S-3 and a shelf registration statement on Form S-3 (File Nos. 33-89612 and 333-18259) relating to the Shares, one or more series of the Company's unsecured debt securities, preferred shares of beneficial interest, Common Shares and warrants exercisable for Common Shares, including a prospectus, has (i) been prepared by the Company in conformity with the requirements of the Securities Act of 1933, as amended (the "Securities Act"), and the rules and regulations (the "Rules and Regulations") of the Securities and Exchange Commission (the "Commission") thereunder, (ii) been filed with the Commission under the Securities Act and (iii) become effective under the Securities Act. The registration statement and prospectus may have been amended or supplemented prior to the date of this Agreement; any such amendment or supplement was so prepared and filed, and any such amendment filed after the effective date of the registration statement has become effective. No stop order suspending the effectiveness of the registration statement has been issued, and no proceeding for that purpose has been instituted or, to the Company's knowledge, threatened by the Commission. Copies of the registration statement and prospectus, any amendments or supplements and all documents incorporated by reference therein that were filed with the Commission on or prior to the date of this Agreement have been delivered or made available to the Underwriter. As used in this Agreement, "Effective Time" means the date and the time as of which such registration statement, or the most recent post-effective amendment thereto, if any, was declared effective by the Commission; "Effective Date" means the date of the Effective Time; "Base Prospectus" means the prospectus included in such registration statement, and as further amended and filed under Rule 424(b) at the time of the filing of the Prospectus Supplement; "Prospectus Supplement" means each prospectus supplement accompanying the Base Prospectus in connection with the offer and sale of the Shares, or amendments or supplements thereto; the Base Prospectus and Prospectus Supplement include any prospectus filed with the Commission by the Company pursuant to Rule 424(b) of the Rules and Regulations with respect to the offer and sale of the Shares; "Registration Statement" means such registration statement, as amended at the Effective Time, including any documents incorporated by reference therein at such time and all information contained in the Prospectus (as defined below) filed with the Commission pursuant to Rule 424(b) of the Rules and Regulations; and "Prospectus" means the final Base Prospectus and Prospectus Supplement, as first filed with the Commission pursuant to Rule 424(b) of the Rules and Regulations. Reference made herein to the Prospectus Supplement or to the Prospectus shall be deemed to refer to and include any documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the Securities Act, as of the date of such Prospectus Supplement or the Prospectus, as the case may be, and any reference to any amendment or supplement to the Prospectus Supplement or the Prospectus shall be deemed to refer to and include any document filed under the Securities Exchange Act of 1934 (the "Exchange Act") after the date of the Prospectus

     Supplement or the Prospectus, as the case may be, and incorporated by reference in such Prospectus Supplement or the Prospectus, as the case may be; and any reference to any amendment to the Registration Statement shall be deemed to include any report or document filed by or on behalf of the Company with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act after the Effective Time that is incorporated by reference in the Prospectus.

          (b) The Registration Statement conforms, and the Prospectus and any further amendments or supplements to the Registration Statement or the Prospectus will, when they become effective or are filed with the Commission, as the case may be, and at the Closing Date (as hereinafter defined), and if later, the Option Closing Date (as hereinafter defined), including the financial statements included or to be included or incorporated by reference or to be incorporated by reference into the Prospectus, conform in all respects to the requirements of the Securities Act and the Rules and Regulations, and do not and will not, as of the applicable Effective Date (as to the Registration Statement and any amendment thereto) and as of the applicable filing date (as to the Prospectus and any amendment or supplement thereto) contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that no representation or warranty is made as to information contained in or omitted from the Registration Statement or the Prospectus in reliance upon and in conformity with written information furnished to the Company by or on behalf of the Underwriter specifically for inclusion therein. The Company acknowledges that the statements with respect to the public offering of the Shares set forth on the cover page and back page of, and set forth under the caption "Underwriting" in, the Prospectus constitute the only information relating to the Underwriter furnished in writing to the Company by the Underwriter specifically for inclusion in the Registration Statement or Prospectus or any amendment or supplement thereto.

           (c) The documents incorporated by reference in the Registration Statement and the Prospectus, when they became effective or were filed with the Commission, as the case may be, conformed in all respects to the requirements of the Securities Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, when read together with the Prospectus, not misleading; and any further documents so filed and incorporated by reference in the Registration Statement, or any further amendment or supplement thereto, and the Prospectus, or any further amendment or supplement thereto, when such documents become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Securities Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

          (d) The only subsidiaries (as defined in Rule 405 of the Rules and Regulations) of the Company are the subsidiaries listed on Schedule II
                                                                -----------
     hereto (the "subsidiaries"). The Company and each of its subsidiaries is, and at the Closing Date (as hereinafter defined) will be, an entity duly organized or formed, as the case may be, and validly existing and in good standing under the laws of the jurisdiction of its organization or incorporation. The Company and each of its subsidiaries has, and at the Closing Date (as hereinafter defined) will have, full power and authority to conduct all the activities conducted by it, to own or lease all the assets owned or leased by it and to conduct its business as described in the Registration Statement and the Prospectus. The Company and each of its subsidiaries is, and at the Closing Date (as hereinafter defined) will be, duly licensed or qualified to do business and in good standing as a foreign trust, limited partnership or corporation, as the case may be, in all jurisdictions in which the nature of the activities conducted by it or the character of the assets owned or leased by it makes such licensing or qualification necessary except where the failure to be so qualified does not have a material adverse effect on the financial condition, results of operations, business affairs or business prospects of the Company and its subsidiaries, taken as a whole. Except for the stock or partnership interests of the subsidiaries and as disclosed in the Registration Statement, the Company does not own, and at the Closing Date (as hereinafter defined) will not own, directly or indirectly, any shares of stock or any other equity or long-term debt securities of any corporation or have an equity interest in any firm, partnership, joint venture, association or other entity. Complete and correct copies of the Declaration of Trust and Amended and Restated Bylaws of the Company and the charter or formation documents of each of its subsidiaries and all amendments thereto have been delivered or made available to the Underwriter, and no changes therein will be made subsequent to the date hereof and prior to the Closing Date (as hereinafter defined) or, if later, the Option Closing Date (as hereinafter defined).

          (e) The outstanding Common Shares have been, and the Shares to be issued and sold by the Company upon such issuance and payment pursuant hereto of the purchase price contemplated herein will be, duly authorized, validly issued, fully paid and nonassessable and will not be subject to any preemptive or similar right. The description of the Common Shares in the Registration Statement and the Prospectus is, and at the Closing Date will be, in all material respects, complete and accurate. Except as set forth in the Prospectus, the Company does not have outstanding, and at the Closing Date will not have outstanding, any options to purchase, or any rights or warrants to subscribe for, or any securities or obligations convertible into, or any contracts or commitments to issue or sell, any Common Shares, any shares of capital stock of any subsidiary or any such warrants, convertible securities or obligations other than pursuant to the Company's employee and director option and restricted share plans and its dividend reinvestment plan.

          (f) This Agreement has been duly authorized, executed and delivered by the Company and constitutes the valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except to the extent that enforcement thereof may be limited by (i) bankruptcy, insolvency, fraudulent conveyance, fraudulent transfer, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally and (ii) general principles of equity (regardless of whether enforceability is considered in a proceeding at law or in equity); the execution, delivery and performance of this Agreement by the Company and the consummation of the transactions contemplated herein will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the properties or assets of the Company or any of its subsidiaries pursuant to any indenture, mortgage, deed or trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, except in any case where such conflict, breach, violation or default would not result in a material adverse effect, nor did or will such actions result in any violation of the provisions of the charter, partnership agreement or bylaws of the Company or any of its subsidiaries or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties or assets; and except for the registration of the Shares under the Securities Act and such consents, approvals, authorizations, registrations or qualifications as may be required under the Exchange Act and applicable state securities laws in connection with the purchase and distribution of the Shares by the Underwriter, which have already been obtained or made or will be obtained or made prior to closing or which the failure to obtain would not result in a material adverse effect, no consent, approval, authorization or order of, or filing or registration with, any such court or governmental agency or body was or is required for the execution, delivery and performance of this Agreement by the Company, the consummation of the transactions contemplated herein, and the issuance, sale and delivery of the Shares.

          (g) Except as disclosed in the Prospectus, and except that all holders of units of the Company's operating partnership, Colonial Realty Limited Partnership, have the right to compel the Company to register their Common Shares received upon redemption of such units, there are no contracts, agreements or understandings between the Company, on the one hand, and any person, on the other, granting such person the right to require the Company or any of its subsidiaries to file a registration statement under the Securities Act with respect to any securities of the Company or any of its subsidiaries owned or to be owned by such person or to require the Company to include such securities in the securities registered pursuant to the Registration Statement or in any securities being registered pursuant to any other registration statement filed by the Company under the Securities Act.

         (h) Since the date of the latest audited financial statements included or incorporated by reference in the Registration Statement or the Prospectus, and except as set forth in the Prospectus, (i) there has been no material adverse change in the financial condition, results of operations, business affairs or business prospects of the Company and its subsidiaries, taken as a whole, whether or not arising in the ordinary course of business, (ii) no material casualty, loss or material condemnation or other material adverse event with respect to any properties or assets of the Company or any of its subsidiaries has occurred,
(iii) there have been no transactions or acquisitions entered into by the Company or any of its subsidiaries other than those in the ordinary course of business that are material to the Company or any of its subsidiaries, (iv) there has been no dividend or distribution of any kind declared, paid or made on any class of capital stock or partnership interests of the Company or any of its subsidiaries, and (v) there has been no change in the capital stock of the Company, or any material increase in the indebtedness of the Company or any of its subsidiaries.

     (i) The financial statements (including the related notes and supporting schedules) filed as part of the Registration Statement or included or incorporated by reference in the Prospectus present fairly the financial condition and results of operations of the entities purported to be shown thereby, at the dates and for the periods indicated, and have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods involved (except as otherwise stated therein) and comply with the applicable accounting requirements of the Securities Act (including, without limitation, Rule 3-14 of Regulation S-X promulgated by the Commission), and all adjustments necessary for a fair presentation of the results for such periods have been made; the pro forma financial information included or incorporated by reference in the Prospectus has been prepared in accordance with the applicable requirements of the Securities Act, the Rules and Regulations and AICPA guidelines with respect to pro forma financial information and includes all adjustments necessary to present fairly the pro forma financial position of the respective entity or entities presented therein at the respective dates indicated and the results of their operations for respective periods specified and the assumptions on which such pro forma financial statements have been prepared are reasonable and are set forth in the notes thereto.

     (j) Coopers & Lybrand L.L.P., who have certified certain financial statements of the Company and whose reports appear in the Prospectus or are incorporated by reference therein and who have delivered the initial letter referred to in Section 6(f) hereof, are independent public accountants as required by the Securities Act and the Rules and Regulations, and were independent accountants as required by the Securities Act and the Rules and Regulations during the periods covered by the financial statements on which they reported; and there have been no disagreements with any accountants or "reportable events" (as defined in Item 304 of Regulation S-K promulgated by the Commission), in either case as required to be disclosed in the Prospectus or elsewhere pursuant to such Item 304.

     (k) The Company and its subsidiaries each have good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by it, in each case free and clear of all liens, encumbrances and defects except such as are described in the Prospectus or such as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company or its subsidiaries; and any real property and buildings held under lease by the Company or any of its subsidiaries are held under valid, subsisting and enforceable leases in each case free and clear of all liens, encumbrances and defects except such as are described in the Prospectus or such as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company or its subsidiaries.

     (l) The Company and its subsidiaries carry, or are covered by, insurance in such amounts and covering such risks as is adequate for the conduct of their respective businesses and the value of the Company's and its subsidiaries' assets and properties and is customary for companies engaged in similar industries.

     (m) The Company and its subsidiaries own, possess or can acquire on reasonable terms, adequate rights to use all material patents, patent applications, trademarks, service marks, trade names, trademark registrations, service mark registrations, copyrights and licenses necessary for the conduct of their respective businesses and do not believe that the conduct of their respective businesses will conflict with, and have not received any notice of any claim of conflict with, any such rights of others.

     (n) The mortgages and deeds of trust encumbering the properties and assets described in the Prospectus are not convertible to equity interests; except as disclosed on Schedule III hereto, the mortgagees and beneficiaries thereof do
             ------------
not directly or indirectly receive any interest based on the revenues or profits derived from the Company's or its subsidiaries' properties or hold any other participating interest therein; and such mortgages and deeds of trust are not cross-defaulted with the obligations of any party other than the Company or any of its subsidiaries and do not require as collateral any property not owned or to be owned directly or indirectly by the Company or and of its subsidiaries.

     (o) The current and intended use and occupancy of each of the properties of the Company and its subsidiaries, and all improvements constituting a part thereof, comply with all applicable building and other codes and zoning laws and regulations, except for such failures to comply which would not, in the aggregate, have a material adverse effect on the financial condition, the results of operations or the business of the Company or any of its subsidiaries. There is no pending or threatened condemnation, zoning change, environmental or other proceeding or action that will in any material respect affect the size of, use of, operation of, improvements on, construction on, or access to the properties of the Company or its subsidiaries, except such proceedings or actions that would not have a material adverse effect on the financial condition, the results of operations or the business of the Company or any of its subsidiaries. Each of the properties of the Company or any of its subsidiaries is in compliance with all licenses, permits, certificates, franchises and other governmental authorizations or permits necessary to the ownership by the Company or any of its subsidiaries, of its property and the conduct of its business except for such failures to comply which would not, in the aggregate, have a material adverse effect on the financial condition, the results of operations or the business of the Company or any of its subsidiaries. To the extent that any of the properties of the Company or any of its subsidiaries is subject to restrictive covenants of record, such property is in compliance with such restrictive covenants in all material respects. All water district assessments, property owner association assessments, annual maintenance charges, and all other special assessments, charges and fees of a similar nature due and payable prior to the date hereof have been fully paid. Except as disclosed in the Prospectus, no tenant under any material lease has an option or right of first refusal or similar right to purchase the premises leased thereunder or any right to extend such lease or reduce the rent payable thereunder. Each property of the Company or any of its subsidiaries is served by all utilities necessary for its use and operation as currently used and fronts on a public road or right of way.

     (p) Except as set forth in the Prospectus, there are no legal or governmental actions, suits or proceedings pending to which the Company or any of its subsidiaries is a party or of which any property, assets or business of the Company or any of its subsidiaries is subject which, if determined adversely to the Company or any of its subsidiaries, might reasonably be expected to have a material adverse effect on the financial condition, the results of operations or the business of the Company or any of its subsidiaries; and to the best knowledge of the Company or any of its subsidiaries, no such proceedings are threatened or contemplated by governmental authorities or threatened by others; all pending legal or governmental proceedings to which the Company or any of its subsidiaries is a party or of which any property or assets of the Company or any of its subsidiaries is subject which are not described in the Prospectus, including ordinary routine litigation incidental to the business, are, considered in the aggregate, not material to the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Company or any of its subsidiaries.

     (q) There are no contracts or other documents which are required to be described in the Prospectus or filed as exhibits to the Registration Statement by the Securities Act or by the Rules and Regulations which have not been described in the Prospectus or filed as exhibits to the Registration Statement or incorporated by reference therein.

     (r) No labor disturbance by the employees of the Company or any of its subsidiaries exists or, to the knowledge of the Company, is imminent which might be expected to have a material adverse effect on the financial condition, results of operations or business of the Company or any of its subsidiaries.

     (s) The Company and its subsidiaries are in compliance in all material respects with all presently applicable provisions of the Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder ("ERISA"); no "reportable event" (as defined in ERISA) has occurred with respect to any "pension plan" (as defined in ERISA) for which the Company or any of its subsidiaries would have any liability; neither the Company nor any of its subsidiaries has incurred or expects to incur liability under (i) Title IV of ERISA with respect to termination of, or withdrawal from, any "pension plan" or (ii) Sections 412 or 4971 of the Internal Revenue Code of 1986, as amended, including the regulations and published interpretations thereunder (the "Code"); and each "pension plan" for which the Company or any of its subsidiaries would have any liability that is intended to be qualified under Section 401(a) of the Code is so qualified in all material respects and nothing has occurred, whether by action or by failure to act, which would cause the loss of such qualification.

     (t) The Company and its subsidiaries have filed all federal, state and local income and franchise tax returns required to be filed through the date hereof and have paid all taxes due thereon, and no tax deficiency has been determined adversely to the Company or any of its subsidiaries, which has had (nor does the Company have any knowledge of any tax deficiency which, if determined adversely to the Company might have) a material adverse effect on the financial condition, results of operations or business of the Company or any of its subsidiaries.

     (u) The Company (i) makes and keeps accurate books and records and (ii) maintains internal accounting controls which provide reasonable assurance that
(A) transactions are executed in accordance with management's authorization, (B) transactions are recorded as necessary to permit preparation of their financial statements and to maintain accountability for their assets, (C) access to their assets is permitted only in accordance with management's authorization and (D) the reported accountability for their assets is compared with existing assets at reasonable intervals.

     (v) Neither the Company nor any of its subsidiaries is (i) in violation of its respective partnership agreement, charter, bylaws or other similar document,
(ii) in default in any material respect, and no event has or will have occurred which, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any material indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which it is a party or by which it is bound or to which any of its properties or assets is subject and where such default would have a material adverse effect on the Company or any of its subsidiaries or
(iii) in violation in any material respect of any law, ordinance, governmental rule, regulation or court decree to which it or its property or assets may be subject, or has or will have failed to obtain any material license, permit, certificate, franchise or other governmental authorization or permit necessary to the ownership of its property or to the conduct of its business and where such violation or failure would have a material adverse effect on the Company or any of its subsidiaries.

     (w) Each partnership agreement to which the Company or any of its subsidiaries is a party has been duly authorized, executed and delivered by such applicable party and constitutes the valid agreement thereof, enforceable in accordance with its terms except to the extent that enforcement thereof may be limited by (i) bankruptcy, insolvency, fraudulent conveyance, fraudulent transfer, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally and (ii) general principles of equity (regardless of whether enforceability is considered in a proceeding at law or in equity). The execution, delivery and performance of any of such agreements did not, at the time of execution and delivery, and does not constitute a breach of, or a default under, the Declaration of Trust of the Company or the charter or partnership agreement of any of its subsidiaries or any material contract, lease or other instrument to which the Company is a party or to which any of its property may be bound or any law, administrative regulation or administrative or court decree.

     (x) Except as disclosed in the Prospectus, there has been no storage, disposal, generation, manufacture, refinement, transportation, handling or treatment of toxic wastes, medical wastes, hazardous wastes or hazardous substances by the Company or any of its subsidiaries or, to the Company's knowledge, any of their respective predecessors in interests at, upon or from any of the Company's or any of its subsidiaries' properties now or previously owned or leased by the Company, its subsidiaries or any of their respective predecessors in interest in violation of any applicable law, ordinance, rule, regulation, order, judgment, decree or permit, or which would require remedial action, damages or the modification or cessation of any activity of the Company or any of its subsidiaries under any applicable law, ordinance, rule, regulation, order, judgment, decree or permit, except for any violation, remedial action, damages, modification or cessation that will not result in, singularly or in the aggregate with all such violations, remedial actions, damages, modifications or cessations, a material adverse effect on the financial condition, general affairs or results of operations of the Company or any of its subsidiaries; there has been no material spill, discharge, leak, emission, injection, escape, dumping, migration or release of any kind onto such properties or into the environment surrounding such properties of any toxic wastes, medical wastes, solid wastes, hazardous wastes or hazardous substances due to or caused by the Company or its subsidiaries with respect to which the Company or any of its subsidiaries has knowledge, except for any such spill, discharge, leak, emission, injection, escape, dumping, migration or release that would not result in or would not be reasonably likely to result in, singularly or in the aggregate with all such spills, discharges, leaks, emissions, injections, escapes, dumpings, migrations and releases, a material adverse effect on the financial condition or results of operations of the Company or any of its subsidiaries; and the terms "hazardous wastes," "toxic wastes," "hazardous substances" and "medical wastes" shall have the meanings specified in any applicable local, state, federal and foreign laws or regulations with respect to environmental protection.

     (y) Neither the Company nor any of its subsidiaries is, after giving effect to the issuance of the Shares and the application of the proceeds therefrom, an "investment company" within the meaning of such term under the Investment Company Act of 1940 and the rules and regulations of the Commission thereunder.

     (z) The Company has continuously been organized and operated in conformity with the requirements for qualification as a real estate investment trust under the Code for all taxable years commencing with its taxable year ended December 31, 1994. The Company has filed an election to be taxable as a real estate investment trust for its taxable year ended December 31, 1994, and such election has not been terminated. The Company's method of operation will permit it to continue to meet the requirements for taxation as a real estate investment trust under the Code. The Company intends to continue to operate in a manner which would permit it to qualify as a real estate investment trust under the Code.

     (aa) Neither the Company nor any of its subsidiaries, nor any of their respective trustees, directors, officers or controlling persons has taken, or will take, directly or indirectly, any action prohibited by Rule 10b-6 under the Exchange Act.

     (bb) No consent, approval, authorization or order of, or any filing or declaration with, any court or governmental agency or body is required for the consummation by the Company of the transactions contemplated herein, except such as have been obtained under the Securities Act or the Rules and Regulations and such as may be required under state securities or Blue Sky laws or the by-laws and rules of the National Association of Securities Dealers, Inc. (the "NASD") in connection with the purchase and distribution by the Underwriter of the Shares to be sold by the Company.

     (cc) The Shares have been approved for listing, subject to official notice of issuance, on the New York Stock Exchange.

2.   Purchase of the Shares by the Underwriter.

     (a) On the basis of the representations and warranties contained in, and subject to the terms and conditions of, this Agreement, the Company agrees to sell to the Underwriter, and the Underwriter agrees to purchase from the Company at the purchase price per share for the Firm Shares to be agreed upon by the Underwriter and the Company in accordance with Section 2(c) hereof and set forth in the Price Determination Agreement, the Firm Shares.

         (b) Subject to all the terms and conditions of this Agreement, the Company grants the Option to the Underwriter to purchase up to 225,000 Option Shares from the Company at the same price per share as the Underwriter shall pay for the Firm Shares. The Option may be exercised only to cover over-allotments in the sale of the Firm Shares by the Underwriter and may be exercised in whole or in part at any time (but not more than once) on or before the 30th day after the date of this Agreement, upon written or telegraphic notice (the "Option Shares Notice") by the Underwriter to the Company. The date for the closing of the sale of the Option Shares (the "Option Closing Date"), shall be determined by you but shall be no later than 10 days after delivery of the Option Shares Notice. On the Option Closing Date, the Company will issue and sell to the Underwriter the number of Option Shares set forth in the Option Shares Notice. The right to purchase the Option Shares or any portion thereof may be surrendered and terminated at any time upon notice by the Underwriter to the Company.

         (c) The public offering price per share for the Firm Shares and the purchase price per share for the Firm Shares to be paid by the Underwriter shall be agreed upon by the Company and the Underwriter and set forth in the Price Determination Agreement.

     3. Delivery of and Payment for the Shares. Delivery of the Firm Shares shall be made to the Underwriter against payment of the purchase price by wire transfer of same day funds at the office of Lehman Brothers Inc., 3 World Financial Center, New York, New York 10285. Such payments shall be made at 10:00 a.m., New York City time, on the fourth business day following the date of this Agreement (or if the NYSE or American Stock Exchange or commercial banks in the City of New York are not open on such day, the next day on which such exchanges and banks are open), or at such time on such other date, not later than eight full business days after the date of this Agreement, as may be agreed upon by the Company and the Underwriter (such date is hereinafter referred to as the "Closing Date").

     To the extent the Option is exercised, delivery of the Option Shares against payment by the Underwriter (in the manner specified above) will take place at the offices specified above at the time and date (which may be the Closing Date) specified in the Option Shares Notice.

     If requested by the Underwriter, certificates evidencing the Shares shall be in definitive form and shall be registered in such names and in such denominations as the Underwriter shall request at least two business days prior to the Closing Date or the Option Closing Date, as the case may be, by written notice to the Company. For the purpose of expediting the checking and packaging of certificates for the Shares, the Company agrees to make such certificates available for inspection at least 24 hours prior to the Closing Date or the Option Closing Date, as the case may be.

4.   Further Agreements of the Company.  The Company further agrees:

     (a) To prepare the Prospectus in a form approved by the Underwriter and to file such Prospectus pursuant to Rule 424(b) under the Securities Act not later than the Commission's close of business on the second business day following the execution and delivery of this Agreement or, if applicable, such earlier time as may be required under the Securities Act; to make no further amendment or any supplement to the Registration Statement or to the Prospectus prior to the Closing Date except as permitted herein; to advise the Underwriter promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any supplement to the Prospectus or any amended Prospectus has been filed and to furnish the Underwriter with copies thereof; to file on a timely basis all reports and any definitive proxy or information statements required to be filed with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of the Prospectus and for so long as the delivery of a prospectus is required in connection with the offering or sale of the Shares; to advise the Underwriter, promptly after receiving notice thereof, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any Prospectus Supplement or the Prospectus, of the suspension of the qualification of the Shares for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement or the Prospectus or for additional information; and, in the event of the issuance of any stop order or of any order preventing or suspending the use of any Prospectus Supplement or the Prospectus or suspending any such qualification, to use promptly its best efforts to obtain its withdrawal.

     (b) To furnish promptly to the Underwriter, and to counsel for the Underwriter, a signed copy of the Registration Statement as originally filed with the Commission, and each amendment thereto filed with the Commission, including all consents and exhibits filed therewith.

     (c) To deliver promptly to the Underwriter such number of the following documents as the Underwriter shall request: (i) conformed copies of the Registration Statement as originally filed with the Commission and each amendment thereto (in each case excluding exhibits other than this Agreement),
(ii) each Prospectus Supplement, the Prospectus and any amended or supplemented Prospectus and (iii) any document incorporated by reference in the Prospectus (excluding exhibits thereto); and, if the delivery of a prospectus is required at any time after the Effective Time in connection with the offering or sale of the Shares and if at such time any event shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary, in the reasonable opinion of counsel to the Underwriter during such same period, to amend or supplement the Prospectus or to file under the Exchange Act any document incorporated by reference in the Prospectus in order to comply with the Securities Act or the Exchange Act, to notify the Underwriter and, upon their request, to file such document and to prepare and furnish without charge to the Underwriter and to any dealer in securities as many copies as the Underwriter may from time to time reasonably request of an amended or supplemented Prospectus which will correct such statement or omission or effect such compliance, and in case the Underwriter is required to deliver a Prospectus in connection with sales of any of the Shares at any time nine months or more after the Effective Time, upon the request of the Underwriter and at its own expense, to prepare and deliver to the Underwriter as many copies as the Underwriter may reasonably request of an amended or supplemented Prospectus complying with Section 10(a)(3) of the Securities Act.

     (d) To file promptly with the Commission any amendment to the Registration Statement or the Prospectus or any supplement to the Prospectus that may, in the reasonable judgment of the Company or the Underwriter, be required by the Securities Act or requested by the Commission.

     (e) Prior to filing with the Commission (i) any amendment to the Registration Statement or supplement to the Prospectus or (ii) any Prospectus pursuant to Rule 424 of the Rules and Regulations, to furnish a copy thereof to the Underwriter and counsel for the Underwriter and obtain the consent of the Underwriter to the filing, which consent will not be unreasonably withheld.

     (f) As soon as practicable after the Effective Date, but in any event not later than 45 days after the end of the Company's fiscal quarter in which the first anniversary date of the Effective Date occurs, to make generally available to the Company's security holders and to deliver to the Underwriter an earnings statement of the Company and its subsidiaries (which need not be audited) complying with Section 11(a) of the Securities Act and the Rules and Regulations (including, at the option of the Company, Rule 158).

     (g) For a period of five years following the Effective Date, to furnish to the Underwriter copies of all reports and financial statements furnished by the Company to the Commission pursuant to the Exchange Act or any rule or regulation of the Commission thereunder.

     (h) Prior to any public offering of the Shares, the Company will cooperate with the Underwriter and counsel to the Underwriter in connection with the registration or qualification of the Shares for offer and sale under the securities or Blue Sky laws of such jurisdictions as the Underwriter may request including, without limitation, other jurisdictions outside of the United States; provided, however, that in no event shall the Company be obligated to qualify to do business in any jurisdiction where it is not now so qualified or to take any action which would subject it to general service of process in any jurisdiction where it is not now so subject.

         (i) The Company will not, and will cause each of its executive officers to enter into agreements with the Underwriter in the form set forth on
     Schedule IV to the effect that they will not, for a period of 90 days after
     -----------
     the commencement of the public offering of the Shares, without the prior written consent of the Underwriter, sell, contract to sell or otherwise dispose of any Common Shares or rights to acquire Common Shares (other than in the case of the Company pursuant to employee and director option and restricted share plans, the Company's dividend reinvestment plan, the acquisition of units of Colonial Realty Limited Partnership presented for redemption, and in exchange for property acquired from third-parties and pursuant to the exercise by the Underwriter of the Option, or in the case of an individual, the pledge of Common Shares as collateral for any loan from an institutional lender, provided the loan-to-value ratio does not exceed 50%).

         (j) To apply the net proceeds from the offering and sale of the Shares to be sold by the Company in the manner set forth in the Prospectus under the caption "Use of Proceeds."

         (k) To take such steps as shall be necessary to ensure that, after giving effect to the issuance of the Shares and the application of the proceeds therefrom, neither the Company nor or any of its subsidiaries shall become an "investment company" or an entity "controlled" by an "investment company" as such terms are defined under the Investment Company Act of 1940 and the rules and regulations of the Commission thereunder.

         (l) The Company will not at any time, directly or indirectly, take any action intended, or which might reasonably be expected, to cause or result in, or which will constitute, stabilization of the price of the Common Shares to facilitate the sale or resale of any of the Shares.

         (m) The Company will continue to elect to qualify as a "real estate investment trust" under the Code, and will use its best efforts to continue to meet the requirements to qualify as a "real estate investment trust."

     5. Expenses. The Company agrees to pay all fees, costs and expenses incident to the performance of the obligations of the Company under this Agreement, including but not limited to fees, costs and expenses of or relating to (a) the preparation, printing and filing of the Registration Statement and exhibits to it, the Prospectus and any amendment or supplement to the Registration Statement or the Prospectus, (b) the preparation and delivery of certificates representing the Shares, (c) the printing of this Agreement and any Dealer Agreements, (d) furnishing (including costs of shipping and mailing) such copies of the Registration Statement, the Prospectus and any Preliminary Prospectus, and all amendments and supplements thereto, as may be requested for use in connection with the offering and sale of the Shares by the Underwriter or by dealers to whom Shares may be sold, (e) the listing of the Shares on the New York Stock Exchange, (f) filings required to be made by or on behalf of the Company or the Underwriter, including, without limitation, filings to be made by the Underwriter with the NASD, and the reasonable fees, disbursements and other charges of the Underwriter's counsel in connection therewith and filings to be made by the Company with the Commission, and the fees, disbursements and other charges or counsel for the Company in connection therewith, (g) the registration or qualification of the Shares for offer and sale under the securities or Blue Sky laws of such jurisdictions designated pursuant to Section 4(h), including the reasonable fees, disbursements and other charges of counsel to the Underwriter in connection therewith, and the preparation and printing of preliminary, supplemental and final Blue Sky memoranda, (h) counsel to the Company and any surveyors, engineers, appraisers, photographers, accountants and other professionals engaged by or on behalf of the Company and (i) the transfer agent and registrar for the Shares.

     6. Conditions of Underwriter's Obligations. The obligations of the Underwriter hereunder are subject to the accuracy, when made and on the Closing Date, of the representations and warranties of the Company contained herein, to the performance by the Company of its obligations hereunder, and to each of the following additional terms and conditions:

         (a) The Prospectus shall have been timely filed with the Commission in accordance with Section 4(a); no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; and any request of the Commission for inclusion of additional information in the Registration Statement or the Prospectus or otherwise shall have been complied with.

         (b) The Underwriter shall not have been advised by the Company and shall not have discovered and disclosed to the Company that the Registration Statement or the Prospectus or any amendment or supplement thereto contains an untrue statement of a fact which, in the opinion of Goodwin, Procter & Hoar LLP, counsel for the Underwriter, is material or omits to state a fact which, in the opinion of such counsel, is material and is required to be stated therein or is necessary to make the statements therein not misleading.

         (c) All corporate proceedings and other legal matters incident to the authorization, form and validity of this Agreement, the Shares, the Registration Statement and the Prospectus, and all other legal matters and agreements relating to this Agreement, the Shares, the Registration Statement and the Prospectus and the transactions contemplated hereby and thereby shall be satisfactory in all material respects to counsel for the Underwriter, and the Company shall have furnished to such counsel all documents and information that they may reasonably request to enable them to pass upon such matters.

     (d) Hogan & Hartson L.L.P. shall have furnished to the Underwriter its written opinion, as counsel to the Company, addressed to the Underwriter and dated the Closing Date, in form and substance satisfactory to the Underwriter, to the effect that:

         (i) The Company and its subsidiaries have been duly incorporated or formed, as the case may be, and are validly existing and are in good standing as partnerships or corporations, as the case may be (as indicated on Schedule II), under the laws of their respective jurisdictions of
        -----------
     incorporation or organization (as indicated on Schedule II); the Company
                                                    -----------
     and its subsidiaries are duly qualified to do business and are in good standing as foreign corporations or limited partnerships, as the case may be, in each jurisdiction indicated on Schedule II; provided, however, that
                                           -----------
     this opinion shall not apply with respect to any states in which the Company or its subsidiaries are required to be qualified to do business solely as a result of the sale of securities of the Company or its subsidiaries.

         (ii) The Company has an authorized capitalization as set forth under the captions "Description of Common Shares of Beneficial Interest" in the Base Prospectus, and all of the issued shares of capital stock of the Company (including the Shares being delivered on the Closing Date) have been duly authorized and, assuming receipt of consideration therefor as provided in the resolutions authorizing issuance thereof of the board of trustees of the Company, are validly issued and conform in all material respects to the description thereof contained in the Prospectus under the caption "Description of Common Shares of Beneficial Interest." All of the issued shares of capital stock of each corporate subsidiary of the Company have been duly authorized and, assuming receipt of consideration therefor as provided in the applicable resolution authorizing issuance thereof of the board of trustees of the Company or the board of directors of such subsidiary, are validly issued and are fully paid, nonassessable and (except as set forth in the Prospectus) are owned of record by the Company, to the knowledge of such counsel, free and clear of all liens, charges and encumbrances. The partnership units of each partnership subsidiary have been authorized for issuance to the holders thereof and are validly issued.

          (iii) The Registration Statement was declared effective under the Securities Act as of the date and time specified in such opinion, the Prospectus was filed with the Commission pursuant to Rule 424(b) of the Rules and Regulations on the date specified in such opinion, and to such counsel's knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceeding for that purpose is pending or threatened by the Commission.

     (iv) The documents incorporated by reference in the Prospectus (other than the financial statements and supporting schedules and other financial and statistical information and data included therein or omitted therefrom, as to which such counsel need express no opinion), when they became effective or were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Securities Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder.

     (v) The Registration Statement and the Prospectus excluding the documents incorporated by reference therein, and any further amendments or supplements thereto made by the Company prior to the Closing Date (other than the financial statements and supporting schedules and other financial and statistical information and data included therein or omitted therefrom, as to which such counsel need express no opinion) comply as to form in all material respects with the requirements of the Securities Act.

     (vi) The Company was organized and has operated in conformity with the requirements for qualification and taxation as a real estate investment trust under the Code since the taxable year ended December 31, 1994; the Company's current organization and method of operations will enable the Company to continue to qualify as a real estate investment trust under the Code provided that the Company meets the applicable asset composition, source of income, shareholder diversification, distribution, recordkeeping and other requirements of the Code necessary to qualify as a real estate investment trust; and the opinion of such counsel and the opinion of Sirote & Permutt P.C. filed as Exhibits 8.1 and 8.2, respectively to the Registration Statement is confirmed and the Underwriter may rely upon such opinions as if they were addressed to the Underwriter;

     (vii) The statements contained in the Prospectus under the heading "Description of Common Shares of Beneficial Interest," insofar as they describe Alabama statutory law governing real estate investment trusts organized under the laws of the State of Alabama constitute a fair summary thereof.

     (viii) This Agreement has been duly authorized, executed and delivered by the Company.

     (ix) The issuance and sale of the Shares being delivered by the Company, the execution and delivery of this Agreement by the Company, the consummation as of the date hereof by the Company of the transactions contemplated by this Agreement, the compliance as of the date hereof by the Company with the provisions of this Agreement, have been duly authorized by all necessary trust action and do not and will not result in any violation of the provisions of the charter, partnership agreement or bylaws of the Company or any of its subsidiaries or to such counsel's knowledge, any statute or any order, rule or regulation of any federal, Delaware or Alabama court or any governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their respective properties. Except for the registration of the Shares under the Securities Act and such consents, approvals, authorizations, registrations or qualifications as may be required under the Exchange Act and applicable state or foreign securities laws (as to which such counsel need express no opinion) in connection with the purchase and distribution of the Shares by the Underwriter, no consent, approval, authorization or order of, or filing or registration with, any federal, Delaware or Alabama court or governmental agency or body was or is required for the execution, delivery and performance of this Agreement by the Company and the consummation of the transactions contemplated herein or therein, and the issuance and delivery of the Shares.

            (x) Except as set forth in the Prospectus, to the knowledge of such counsel there are no preemptive or other rights to subscribe for or to purchase, nor any restriction upon the transfer of the Shares pursuant to the Company's Declaration of Trust, or any agreement or other instrument to which the Company is a party.

            (xi) Except as described in the Prospectus and except that all holders of units of the Company's operating partnership, Colonial Realty Limited Partnership, have the right to compel the Company to register their Common Shares received upon redemption of such units, to such counsel's knowledge, there are no contracts, agreements or understandings between the Company, on the one hand, and any person, on the other, granting such person the right to require the Company or any of its subsidiaries to file a registration statement under the Securities Act with respect to any securities of the Company or any of its subsidiaries owned or to be owned by such person or to require the Company to include such securities in the securities registered pursuant to the Registration Statement or in any securities being registered pursuant to any other registration statement filed by the Company under the Securities Act.

           (xii) Neither the Company nor any of its subsidiaries is or, after giving effect to the issuance of the Shares and the application of the proceeds therefrom, shall be, an "investment company" within the meaning of such term under the Investment Company Act of 1940 and the rules and regulations of the Commission thereunder.

      Counsel to the Company shall also have furnished to the Underwriter a written statement, addressed to the Underwriter and dated the Closing Date, in form and substance satisfactory to the Underwriter, to the effect that during the preparation of the Registration Statement and Prospectus, such counsel has participated in conferences with officers, employees and other representatives of the Company, affiliated entities and representatives of the independent public accountants and the Underwriter and based on the foregoing, no facts have come to the attention of such counsel which caused it to believe that (x) the Registration Statement, as of the Effective Date, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading, or that the Prospectus, as of the Closing Date, contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading or (y) any document incorporated by reference in the Prospectus or any further amendment or supplement to any such incorporated document made by the Company prior to such Closing Date, as of such Closing Date, contained, an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading (provided that such counsel need not comment with respect to financial statements or other financial or statistical data or opinions of other counsel contained in the Registration Statement or Prospectus).

     (e) Goodwin, Procter & Hoar LLP shall have furnished to the Underwriter its written opinion, as counsel to the Underwriter, addressed to the Underwriter and dated the Closing Date, in form and substance satisfactory to the Underwriter. Goodwin, Procter & Hoar LLP shall also have furnished to the Underwriter a written statement, addressed to the Underwriter and dated the Closing Date, in form and substance satisfactory to the Underwriter, to the effect that no facts have come to the attention of such counsel which lead it to believe that the Prospectus, as of the Closing Date and at the time such Prospectus was issued, contains any untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading (provided that such counsel need not comment with respect to financial statements or other financial or statistical data or opinions of other counsel contained in the Registration Statement or Prospectus).

     (f) With respect to the letter of Coopers & Lybrand L.L.P. delivered to the Underwriter concurrently with the execution of this Agreement (the "initial letter"), the Company shall have furnished to the Underwriter a letter (the "bring-down letter") of such accountants addressed to the Underwriter and dated such Closing Date (i) confirming that they are independent public accountants within the meaning of the Securities Act and are in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X of the Commission, (ii) stating, as of the date of the bring-down letter (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given or incorporated by reference in the Prospectus, as of a date not more than five days prior to the date of the bring-down letter), the conclusions and findings of such firm with respect to the financial information and other matters covered by the initial letter and (iii) confirming in all material respects the conclusions and findings set forth in the initial letter.

     (g) The Company shall have furnished to the Underwriter a certificate, dated the Closing Date, and with respect to the Option Shares, dated the Option Closing Date, of the President or a Vice President and the chief financial officer of the Company, stating that:

         (i)   The representations, warranties and agreements of the Company in
     Section 1 are true and correct as of the Closing Date; the Company has complied with all its agreements contained herein; and the conditions set forth in Sections 6(a) and 6(h) have been fulfilled.

         (ii) No stop order suspending the effectiveness of the Registration Statement has been issued and, to their knowledge, no proceeding for that purpose is pending or threatened by the Commission.

         (iii) All filings required by Rule 424(b) of the Rules and Regulations have been made and all filings required under the Exchange Act have been made in a timely manner.

         (iv) They have carefully examined the Registration Statement and the Prospectus and, in their opinion (A) as of the Effective Date, the Registration Statement and Prospectus did not contain any untrue statement of a material fact and did not omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and (B) since the Effective Date, no event has occurred which should have been set forth in, but was omitted from, a supplement or amendment to the Registration Statement or the Prospectus or filing under the Exchange Act incorporated by reference in the Prospectus.

     (h) (i) Neither the Company nor any of its subsidiaries shall have sustained since the date of the latest audited financial statements included or incorporated by reference in the Prospectus any loss or interference with its business from fire, explosion, flood, earthquake or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus, (ii) since such date there shall not have been any change in the capital stock, partnership interests or long-term debt of the Company or any of its subsidiaries, or any change, or any development involving a prospective change, in or affecting the general affairs, management, financial condition, results of operations and business of the Company or any of its subsidiaries, otherwise than as set forth or contemplated in the Prospectus, or (iii) trading in the Common Shares of the Company has not been suspended by the Commission or the New York Stock Exchange, the effect of which, in any such case described in clause (i), (ii) or (iii), is, in the judgment of the Underwriter, so material and adverse as to make it impracticable or inadvisable to proceed with the public offering and sale of the Shares being delivered on the Closing Date on the terms and in the manner contemplated in the Prospectus.

     (i) Subsequent to the execution and delivery of this Agreement there shall not have occurred any of the following: (i) trading in securities generally on the New York Stock Exchange, the American Stock Exchange or the over-the-counter market shall have been suspended or minimum prices shall have been established on either of such exchanges or such market by the Commission, by such exchange or by any other regulatory body or governmental authority having jurisdiction,
(ii) a banking moratorium shall have been declared by Federal or state authorities, (iii) the United States shall have become engaged in hostilities, there shall have been an escalation in hostilities involving the United States or there shall have been a declaration of a national emergency or war by the United States or (iv) there shall have occurred such a material adverse change in general economic, political or financial conditions (or the effect of international conditions on the financial markets in the United States shall be such) as, in the case of clauses (i) through (iv), to make it, in the judgment the Underwriter, impractical or inadvisable to proceed with the public offering and sale of the Shares being delivered on the Closing Date on the terms and in the manner contemplated in the Prospectus.

     (j) Leitman, Siegal, Payne & Campbell, P.C. shall have furnished to the Underwriter their written opinion, as special real estate counsel to the Company, addressed to the Underwriter and dated the Closing Date, in form and substance satisfactory to the Underwriter, to the effect that:

         (i) the issuance and sale of the Shares being delivered on the Closing Date by the Company and the compliance by the Company with all the provisions of this Agreement and the consummation of the transactions contemplated hereby did not and will not result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the Company's or its subsidiaries' properties or assets pursuant to any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the properties is subject; and

         (ii) such counsel has reviewed certain portions of the Registration Statement and Prospectus at the direction of the Underwriter and such counsel has participated in conferences with officers, employees and other representatives of the Company and affiliated entities and has represented the Company and affiliated entities in connection with the acquisition and financing of certain properties described in the Registration Statement and Prospectus, and based on the foregoing, no facts have come to the attention of such counsel which caused it to believe that the Registration Statement, as of the Effective Date, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading, or that the Prospectus, as of the Closing Date, contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein, not misleading (provided that such counsel need not comment with respect to financial statements or other financial or statistical data or opinions of other counsel contained in the Registration Statement or Prospectus).

          (k) The New York Stock Exchange, Inc. shall have approved the Shares for listing, subject only to official notice of issuance.

     All opinions and certificates mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to counsel for the Underwriter. The Company shall furnish to you conformed copies of such opinions, certificates, letters and other documents in such number as you shall reasonably request. If any of the conditions specified in this Section 6 shall not have been fulfilled when and as required by this Agreement, the Agreement and all obligations of the Underwriter hereunder may be canceled at, or at any time prior to, the Closing Date, by you. Any such cancellation shall be without liability of the Underwriter to the Company. Notice of such cancellation shall be given to the Company in writing, or by telephone and confirmed in writing.

     7.  Indemnification and Contribution.

         (a) The Company shall indemnify and hold harmless the Underwriter and each person, if any, who controls the Underwriter within the meaning of the Securities Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof (including, but not limited to, any loss, claim, damage, liability or action relating to purchases and sales of the Shares) to which the Underwriter or any such controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in any Prospectus Supplement, the Registration Statement or the Prospectus or in any amendment or supplement thereto or (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and shall reimburse the Underwriter and each such controlling person promptly upon demand for any legal or other expenses reasonably incurred by the Underwriter or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of, or is based upon, any untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, any Prospectus Supplement or the Prospectus or in any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by or on behalf of the Underwriter specifically for inclusion therein. The foregoing indemnity agreement is in addition to any liability which the Company may otherwise have to the Underwriter or to any controlling person of the Underwriter.

     (b) The Underwriter shall indemnify and hold harmless the Company, each of the Company's officers and trustees who signed the Registration Statement and each person, if any, who controls the Company within the meaning of the Securities Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof, to which the Company, or any such trustee, officer or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, any Prospectus Supplement or the Prospectus or in any amendment or supplement thereto or (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but in each case only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by or on behalf of the Underwriter specifically for inclusion therein, and shall reimburse the Company and any such trustee, officer or controlling person for any legal or other expenses reasonably incurred by the Company or any such trustee, officer or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred. The foregoing indemnity agreement is in addition to any liability which the Underwriter may otherwise have to the Company or any such trustee, officer or controlling person.

     (c) Promptly after receipt by an indemnified party under this Section 7 of notice of any claim or the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under this Section 7, notify the indemnifying party in writing of the claim or the commencement of that action; provided, however, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have under this Section 7 except to the extent it has been materially prejudiced by such failure and, provided further, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have to an indemnified party otherwise than under this Section 7. If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this
Section 7 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that the Underwriter shall have the right to employ counsel to represent jointly the Underwriter and its respective controlling persons who may be subject to liability arising out of any claim in respect of which indemnity may be sought by the Underwriter against the Company under this Section 7 if, in the reasonable judgment of the Underwriter, it is advisable for the Underwriter and those controlling persons to be jointly represented by separate counsel, and in that event the fees and expenses of such separate counsel shall be paid by the Company.

     (d) If the indemnification provided for in this Section 7 shall for any reason be unavailable to or insufficient to hold harmless an indemnified party under Section 7(a) or 7(b) in respect of any loss, claim, damage or liability, or any action in respect thereof, referred to therein, then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnifying party as a result of such loss, claim, damage or liability, or action in respect thereof, (i) in such proportion as shall be appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriter on the other hand from the offering of the Shares or (ii) if the allocation provided by clause (i) above is not permitted by applicable law or if the indemnified party failed to give the notice required under Section 7(c), in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and the Underwriter on the other with respect to the statements or omissions which resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriter on the other with respect to such offering shall be deemed to be in the same proportion as the total net proceeds from the offering of the Shares purchased under this Agreement (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by the Underwriter with respect to the Shares purchased under this Agreement, in each case as set forth in the table on the cover page of the Prospectus. The relative fault shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or the Underwriter, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Underwriter agree that it would not be just and equitable if contributions pursuant to this Section 7(d) were to be determined by any method of allocation which does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to above in this

       Section 7(d) shall be deemed to include, for purposes of this Section 7(d), any legal or other expenses reasonably incurred by such indemnified party in connection with investigation or defending any such action or claim. Notwithstanding the provisions of this Section 7(d), the Underwriter shall not be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by it and distributed to the public was offered to the public exceeds the amount of any damages which the Underwriter has otherwise paid or become liable to pay by reason of any untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities
       Act) shall be entitled to contribute from any person who was not guilty of such fraudulent misrepresentation.

           (e) The Underwriter confirms that the statements with respect to the public offering of the Shares set forth on the cover page of, and under the caption "Underwriting" in, the Prospectus are correct and constitute the only information furnished in writing to the Company by or on behalf of the Underwriter specifically for inclusion in the Registration Statement and the Prospectus.

       8. Termination. The obligations of the Underwriter hereunder may be terminated by the Underwriter by notice given to and received by the Company prior to delivery of and payment for the Shares if, prior to that time, any of the events described in Sections 6(h) or 6(i) shall have occurred or if the Underwriter shall decline to purchase the Shares for any reason permitted under this Agreement.

       9. Reimbursement of Underwriter's Expenses. If (a) the Company shall fail to tender the Shares for delivery to the Underwriter for any reason permitted under this Agreement or (b) the Underwriter shall decline to purchase the Shares for any reason permitted under this Agreement (including the termination of this Agreement pursuant to Section 8), the Company shall reimburse the Underwriter for the fees and expenses of their counsel and for such other out-of-pocket expenses as shall have been incurred by them in connection with this Agreement and the proposed purchase of the Shares, and upon demand the Company shall pay the full amount thereof to the Underwriter.

       10. Notices, etc. All statements, requests, notices and agreements hereunder shall be in writing, and:

           (a) if to the Underwriter, shall be delivered or sent by mail, telex or facsimile transmission to Lehman Brothers Inc., 3 World Financial Center, New York, New York 10285, Attention: Syndicate Registration Department (FAX: 212-528-8822);

           (b) if to the Company, shall be delivered or sent by mail, telex or facsimile transmission to the Company at Energen Plaza, 2101 6th Avenue North, Suite 750,

       Birmingham, Alabama 35203, Attention: Chief Financial Officer (FAX: 205-250-8890).

       Any such statements, requests, notices or agreements shall take effect at the time of receipt thereof.

       11. Persons Entitled to Benefit of Agreement. This Agreement shall inure to the benefit of and be binding upon the Underwriter and the Company. This Agreement and the terms and provisions hereof are for the sole benefit of only those persons, except that (a) the representations, warranties, indemnities and agreements of the Company contained in this Agreement shall also be deemed to be for the benefit of the person or persons, if any, who control any Underwriter within the meaning of Section 15 of the Securities Act and (b) the indemnity agreement of the Underwriter contained in Section 7(b) of this Agreement shall be deemed to be for the benefit of the Company, the trustees and officers of the Company who have signed the Registration Statement and any person controlling the Company within the meaning of Section 15 of the Securities Act. Nothing in this Agreement is intended or shall be construed to give any person, other than the persons referred to in this Section 13, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein.

       12. Survival. The respective indemnities, representations, warranties and agreements of the Company and the Underwriter contained in this Agreement or made by either of them pursuant to this Agreement, shall survive the delivery of and payment for the Shares and shall remain in full force and effect, regardless of any investigation made by either of them or any person controlling either of them.

       13. Definition of the Terms "business day" and "subsidiary." For purposes of this Agreement, (a) "business day" means any day on which the New York Stock Exchange, Inc. is open for trading and (b) "subsidiary" has the meaning set forth in Rule 405 of the Rules and Regulations and, when used in reference to subsidiaries of the Company, includes the entities listed on
Schedule II.
-----------

       14. Governing Law. This Agreement shall be governed and construed in accordance with the laws of New York.

       15. Counterparts. This Agreement may be executed in one or more counterparts and, if executed in more than one counterpart, the executed counterparts shall each be deemed to be an original but all such counterparts shall together constitute one and the same instrument.

       16. Headings. The headings herein are inserted for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

     If the foregoing correctly sets forth the agreement among the Company and the Underwriter, please indicate your acceptance in the space provided for that purpose below.

                            Very truly yours,

                            COLONIAL PROPERTIES TRUST


                            By:  /s/ Douglas B. Nunnelley
                                 --------------------------------
                                 Name:  Douglas B. Nunnelley
                                 Title: Senior Vice President and
                                          Chief Financial Officer

Accepted:

LEHMAN BROTHERS INC.


By: /s/ Raymond C. Mikulich
   -------------------------------
   Name:  Raymond C. Mikulich
   Title: Managing Director

                                   SCHEDULE I

                           COLONIAL PROPERTIES TRUST

                                ----------------
                                                                January 27, 1997

                         Price Determination Agreement
                         -----------------------------



LEHMAN BROTHERS INC.
3 World Financial Center
New York, New York 10285

Dear Ladies and Gentlemen:

     Reference is made to the Underwriting Agreement, dated concurrently herewith (the "Underwriting Agreement"), between Colonial Properties Trust, an Alabama real estate investment trust (the "Company"), and Lehman Brothers Inc.
("Lehman").   The Underwriting Agreement provides for the purchase by Lehman from the Company, subject to the terms and conditions set forth therein, of an aggregate of up to 1,725,000 shares (the "Shares") of the Company's common shares of beneficial interest, par value $.01 per share. This Agreement is the Price Determination Agreement referred to in the Underwriting Agreement.

     Pursuant to Section 2 of the Underwriting Agreement, the undersigned agree with Lehman that the purchase price per share for the Shares to be paid by the Lehman shall be $____.

     The Company represents and warrants to Lehman that the representations and warranties of the Company set forth in Section 1 of the Underwriting Agreement are accurate as though expressly made at and as of the date hereof.

     This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

     If the foregoing is in accordance with your understanding of the agreement among Lehman and the Company, please sign and return to the Company a counterpart hereof, whereupon this instrument along with all counterparts and together with the Underwriting Agreement shall be a binding agreement between Lehman and the Company in accordance with its terms and the terms of the Underwriting Agreement.


                                           Very truly yours,

                                           COLONIAL PROPERTIES TRUST


                                           By:
                                              ---------------------------------
                                              Name:
                                              Title:

Confirmed as of the date
first above mentioned:


LEHMAN BROTHERS INC.



By:
   ------------------------------
   Name:
   Title:

                                  SCHEDULE II

                        THE COMPANY AND ITS SUBSIDIARIES
                        --------------------------------

                                                                              Jurisdiction of
                                                             Jurisdiction of      Foreign
                                     Type of Entity           Organization     Qualification
                                     --------------           ------------    ---------------

1.    Colonial Properties Trust   Real Estate Investment       Alabama          Georgia
      (the "Company")             Trust                                         Florida

2.    Colonial Realty Limited     Limited Partnership          Delaware         Alabama
      Partnership                                                               Georgia
                                                                                Florida

3.    Colonial Properties         Corporation                  Alabama          Georgia
      Holding Company, Inc.                                                     Florida

4.    Colonial Properties         Limited Partnership          Delaware         Alabama
      Services Limited                                                          Georgia
      Partnership                                                               Florida

5.    Colonial Properties
      Services, Inc.              Corporation                  Alabama          Georgia
                                                                                Florida

                                  SCHEDULE III

                            PARTICIPATING MORTGAGES
                            -----------------------



None.



                                     III-1

                                  SCHEDULE IV



LEHMAN BROTHERS INC.
3 World Financial Center
New York, New York 10285

Dear Ladies and Gentlemen:

     In consideration of the agreement of Lehman Brothers Inc. ("Lehman") to underwrite a proposed public offering of up to 1,725,000 common shares of beneficial interest, par value $.01 per share (the "Shares"), of Colonial Properties Trust, an Alabama real estate investment trust (the "Company"), as contemplated by a registration statement with respect to such shares filed with the Securities and Exchange Commission on Form S-3 (Registration No. 333-18259), each of the undersigned hereby agrees that the undersigned will not, for a period of 90 days after the commencement of the public offering of such shares, without the prior written consent of Lehman, offer to sell, sell, contract to sell or otherwise dispose of any Common Shares or rights to acquire Common Shares (other than in the case of the Company pursuant to employee and director option and restricted share plans, the dividend reinvestment plan of the Company, the acquisition of units of Colonial Realty Limited Partnership presented for redemption, in exchange for property acquired from third parties and upon exercise by Lehman of the Option, or in the case of an individual, the pledge of Common Shares as collateral for any loan from an institutional lender, provided the loan-to-value ratio does not exceed 50%).

                                   Very truly yours,

                                   -----------------------------------------

                                   -----------------------------------------

                                   -----------------------------------------

                                   -----------------------------------------

                                   -----------------------------------------




                                     IV-1